Exhibit 10.14

THIRD AMENDMENT TO MODIFIED INDUSTRIAL GROSS LEASE

THIS THIRD AMENDMENT TO MODIFIED INDUSTRIAL GROSS LEASE (this "Third Amendment") is made as of November 10, 2010 by and between DOOLITTLE WILLIAMS, LLC, a California limited liability company ("Landlord"), and ENERGY RECOVERY, INC., a Delaware corporation ("Tenant").

RECITALS:

A.         Landlord and Tenant entered into that certain Modified Industrial Gross Lease dated as of November 25, 2008 (the "Original Lease"), relating to certain premises described in the Lease.

B.          Landlord and Tenant subsequently entered into that certain First Amendment to Modified Industrial Gross Lease dated as of May 28, 2009 (the "First Amendment"), and that certain Second Amendment to Modified Industrial Gross Lease dated as of June 25, 2009 (the "Second Amendment"). The Original Lease as amended by the First Amendment and the Second Amendment is referred to herein collectively as the "Lease".

C.          Landlord and Tenant now desire to further amend the Lease as more fully set forth below.

D.         All capitalized terms used in this Third Amendment shall have the respective meanings given to them in the Lease unless otherwise defined herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Lease on the terms hereof effective as of the date hereof, notwithstanding anything to the contrary contained therein:

1.         Exhibit G. Exhibit G to the Lease is hereby deleted in its entirety and replaced with Exhibit I attached to this Third Amendment. All requirements for Additional Parking Spaces are satisfied by the parking set forth on the Elevated Pad as shown on Exhibit I. The improvements shown on CRJ Plans A-1 and A-2 (Exhibit I) have been completed by Landlord at Landlord's sole cost and expense. Access to the elevated pad shall be via a non exclusive drive aisle from Aurora Drive as shown on Exhibit I. Notwithstanding anything herein to the contrary, Landlord shall have the right, at Landlord's sole discretion and expense, to relocate access to the Elevated Pad from Williams Street and terminate the drive aisle from Aurora Drive to the Elevated Pad.

2.         Brokers. Landlord and Tenant each warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Third Amendment. Landlord and Tenant each agree to indemnify, defend and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with such party with regard to this transaction.

3.         Ratification. Except as modified by this Third Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved.

4.         Full Force and Effect. This Third Amendment contains the entire understanding between the parties with respect to the matters contained herein. Except as modified by this Third Amendment, the Lease shall remain unchanged and shall continue in full force and effect. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Third Amendment, except as are expressly contained herein and in the Lease. This Third Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

5.        Counterparts; Facsimile Transmission. This Third Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. A facsimile or similar transmission of a counterpart signed by a party hereto shall be regarded as signed by such party for purposes hereof.

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Third Amendment as of the date and year first above written.

LANDLORD:	DOOLITTLE WILLIAMS, LLC,
a California limited liability company

By: /s/ Terrence M. McGrath
Name: Terrence M. McGrath
Title: Managing Member
Date: 11/10/2010

TENANT:	ENERGY RECOVERY, INC.,
a Delaware corporation

By: /s/ Tom Willardson
Name: Tom Willardson
Title: CFO
Date: 11/11/2010

By: /s/ G.G. Pique
Name: G.G. Pique
Title: President and CEO
Date: 11/11/2010

EXHIBIT I (1 of 2)

EXHIBIT G (2 of 2)

[attached]

EXHIBIT I (1 of 2)

AURORA DRIVE (80' WIDE)
EXISTING SITE PLAN
WILLIAMS STREET (60' WIDE)
DOOLITTLE DRIVE (80' WIDE)

A-1

CRJ ARCHITECTS

ARCHITECTURE & PLANNING

SITE WORK FOR
MCGRATH PROPERTIES AT
1717 DOOLITTLE DRIVE
SAN LEANDRO, CA

EXHIBIT I (2 of 2)

INTERNATIONAL ACCESSIBILITY SYMBOL
16
ACCESSIBLE SYMBOL
11
EXIT SIGN AT DOOR
17
CONC. WHEEL STOP
12
COMPACT
COMPACT STALLS
18
ACCESSIBLE PARKING SIGN
13
GUARDRAIL AT RAMP
19
STEEL PLATE AT RAMP GUARDRAIL
20
ACCESSIBLE PARKING
15
PROPOSED SITE PLAN
WILLIAMS STREET
SITE WORK FOR
MCGRATH PROPERTIES AT
1717 DOOLITTLE DRIVE
SAN LEANDRO, CA
ARCHITECTURE & PLANNING
CRJ
ARCHITECTS
A-2